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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2012

IAC/INTERACTIVECORP
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-20570 (Commission File Number)	59-2712887 (IRS Employer Identification No.)

555 West 18th Street, New York, NY (Address of principal executive offices)	10011 (Zip Code)

Registrant's telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

        On September 28, 2012, the Registrant filed a Current Report on Form 8-K (the "Original Form 8-K") with the Commission to report the acquisition of 100% of About, Inc. (consisting of About.com, ConsumerSearch.com, CalorieCount.com and related businesses) from The New York Times Company for $300 million in cash, plus an adjustment in the amount equal to the net working capital of About, Inc. at closing.

        This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide: (i) certain financial statements for About, Inc. and (ii) certain unaudited pro forma condensed financial information of the Registrant and its subsidiaries to reflect the About, Inc. acquisition.

Item 9.01.    Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

        The following financial statements of About, Inc. are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

  (i)
  Audited Consolidated Financial Statements of About, Inc. as of, and for the fiscal year ended December 25, 2011; and

  (ii)
  Unaudited Interim Condensed Consolidated Financial Statements of About, Inc. as of June 24, 2012 (with comparative balances as of December 25, 2011), and for the three and six months ended June 24, 2012 and June 26, 2011.

  (b)
  Pro Forma Financial Information.

        The following unaudited pro forma condensed financial information of the Registrant and its subsidiaries to reflect the About, Inc. acquisition is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference:

  (i)
  Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2012;

  (ii)
  Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2011; and

  (iii)
  Unaudited Pro Forma Condensed Statement of Operations for the six months ended June 30, 2012.

  (d)
  Exhibits.

        The information in the Exhibit Index of this Current Report on Form 8-K/A is incorporated into this Item 9.01(d) by reference.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP
By:	/s/ GREGG WINIARSKI
	Name:	Gregg Winiarski
	Title:	Senior Vice President and General Counsel

        Date: December 4, 2012

 EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP.
99.1	Audited Consolidated Financial Statements of About, Inc. as of, and for the fiscal year ended December 25, 2011.
99.2
Unaudited Interim Condensed Consolidated Financial Statements of About, Inc. as of June 24, 2012 (with comparative balances as of December 25, 2011), and for the three and six months ended June 24, 2012 and June 26, 2011.
99.3	Unaudited Pro Forma Condensed Financial Information of the Registrant and its subsidiaries to reflect the About, Inc. acquisition.

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EXPLANATORY NOTE
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX